UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2 to Form 8-K)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 1, 2007
Huntington Bancshares Incorporated
(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of
Incorporation)

0-2525 (Commission File Number)	31-0724920 (IRS Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 480-8300
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 2 amends the Current Report on Form 8-K dated July 1, 2007, to correct certain inadvertent mathematical errors to the Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the year ended December 31, 2006 included in exhibit 99.2 that was originally filed on October 30, 2007.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The unaudited interim financial statements of Sky Financial required by Item 9.01(a) of Form 8-K as of and for the six months ended June 30, 2007 are attached as Exhibit 99.1 and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined consolidated financial information of Huntington and Sky Financial required by Item 9.01(b) of Form 8-K for the nine months ended September 30, 2007 and for the year ended December 31, 2006 is attached as exhibit 99.2 and is incorporated herein by reference.
     (d) Exhibits.
     The following exhibits are filed herewith:

Exhibit No.	Description

99.2	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2007 and for the year ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: October 31, 2007	By:	/s/ Donald R. Kimble
		Name:	Donald R. Kimble
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.2	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2007 and for the year ended December 31, 2006.